Earnings Per Share	12 Months Ended
Dec. 31, 2021
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Earnings Per Share
NOTE 43. EARNINGS PER SHARE

Earnings per share are calculated by dividing income attributable to parent company´s owners by the weighted average number of outstanding ordinary shares during the year. As the Group does not have preferred shares or debt convertible into shares, basic earnings are equal to diluted earnings per share.

	12.31.21	12.31.20	12.31.19
Net Income (Loss) for the Year Attributable to Parent Company´s Owners	31,094,407	37,993,605	48,718,493
Weighted Average Ordinary Shares	1,474,692	1,442,740	1,426,765

Earnings per Share	21.09	26.33	34.15